Employment costs - Summary of employment costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Total employment costs
– Wages and salaries	$ 3,923	$ 4,154	$ 4,129
– Social security costs	328	336	337
– Net post-retirement charge	384	532	500
– Share-based payment charge	123	122	91
Employment costs before utilisation of provisions	4,758	5,144	5,057
Less: charged within provisions	(236)	(416)	(292)
Total employment costs	$ 4,522	$ 4,728	$ 4,765